                    SCHEDULE 14A INFORMATION
                         (RULE 14A-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c)
      or Subsection 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   PATAPSCO BANCORP, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  NO FEE REQUIRED
[ ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:
________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ] Fee paid previously with preliminary materials:
________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount previously paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement no.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                     [LETTERHEAD]




                  September 30, 1998




Dear Stockholder:

     You are invited to attend the annual meeting of stockholders of Patapsco Bancorp, Inc. to be held at Dundalk
Community College in Room 800 A of the Business and Industry
Building located at 7200 Sollers Point Road, Dundalk, Maryland, on Thursday, October 22, 1998 at 10:00 a.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's
wholly owned subsidiary, The Patapsco Bank.   Directors and
officers of the Company will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                              Sincerely,

                              /s/ Joseph J. Bouffard


                              Joseph J. Bouffard
                              President

_________________________________________________________________
                PATAPSCO BANCORP, INC.
                1301 MERRITT BOULEVARD
             DUNDALK, MARYLAND  21222-2194
                    (410) 285-1010
_________________________________________________________________
       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            TO BE HELD ON OCTOBER 22, 1998
_________________________________________________________________

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Patapsco Bancorp, Inc. (the "Company") will be held at Dundalk Community College in Room 800 A of the Business and Industry Building, located at 7200 Sollers Point Road, Dundalk, Maryland, on Thursday, October 22, 1998 at 10:00 a.m.

     A Proxy Statement and form of proxy for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

          1.   The election of two directors of the Company;
               and

          2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing pro-

posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 18, 1998 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ Theodore C. Patterson

                           THEODORE C. PATTERSON
                           SECRETARY

Dundalk, Maryland
September 30, 1998

     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

_________________________________________________________________
                    PROXY STATEMENT
                          OF
                PATAPSCO BANCORP, INC.
                1301 MERRITT BOULEVARD
             DUNDALK, MARYLAND  21222-2194
_________________________________________________________________
            ANNUAL MEETING OF STOCKHOLDERS
                   OCTOBER 22, 1998
_________________________________________________________________

_________________________________________________________________
                        GENERAL
_________________________________________________________________

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Patapsco Bancorp, Inc. (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at Dundalk Community College in Room 800 A of the Business and Industry Building, located at 7200 Sollers Point Road, Dundalk, Maryland, on Thursday, October 22, 1998 at 10:00 a.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about September 30, 1998.

_________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
_________________________________________________________________

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Dr. Theodore C. Patterson, Secre-tary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. Shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

_________________________________________________________________
    VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
_________________________________________________________________

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on September 18, 1998 (the "Record Date") are entitled to one vote for each share of Common Stock then held. At the Record Date, the Company had 362,553 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of September 18, 1998, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Company's Common Stock.

                                      AMOUNT AND      PERCENT OF
                                      NATURE OF       SHARES OF
NAME AND ADDRESS                      BENEFICIAL     COMMON STOCK
OF BENEFICIAL OWNER                    OWNERSHIP(1)   OUTSTANDING
------------------                    ------------   ------------
Patapsco Bancorp, Inc.
Employee Stock Ownership Plan ("ESOP")
1301 Merritt Boulevard
Dundalk, Maryland  21224                41,341 (2)      11.4%

__________
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors McGowan, Patterson and Kinghorn, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. At the Record Date, 12,574 shares had been allocated.

_________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
_________________________________________________________________

GENERAL

    The Company's Board of Directors currently consists of eight members. The Company's Bylaws provide that no person shall be eligible for election, reelection, appointment, or reappointment to the board of directors if such person is then more than 72 years of age and that no director shall serve beyond the annual meeting of the Company immediately following his attainment of 72 years of age. Accordingly, Directors Joseph N. McGowan and Robert M. Lating, whose terms as directors will expire at the Annual Meeting, will not be eligible to stand for reelection at the Annual Meeting, and the Board of Directors voted to decrease the number of directors from eight to six, effective on the date of the Annual Meeting.

    The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. Absent any further action by the Board of Directors, the retirement of Directors McGowan and Lating would have resulted in the number of directors comprising each class of directors to be unequal. To rectify this situation, Director S. Robert Kinghorn, who currently is a member of the class of directors with terms expiring at the 1999 annual meeting of stockholders, has resigned from that class of directors, effective on the date of the Annual Meeting, and the Board of Directors has nominated Mr. Kinghorn for election as a director as part of the class of directors with terms expiring at the 2001 annual meeting of stockholders. The Board of Directors has also nominated Thomas P. O'Neill as a director for
a term expiring at the 2001 annual meeting of stockholders.   If
both nominees are elected at the Annual Meeting, each class of directors will consist of two members. Under the Company's Articles of Incorporation, directors are elected by a plurality of the votes cast at a meeting at which a quorum is present.


    It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    The following table sets forth, for each nominee for director and continuing director of the Company, as well as for each of the two directors retiring effective at the Annual Meeting, his or her age, the year he or she first became a director of The Patapsco Bank (the "Bank"), which is the Company's principal operating subsidiary, and the expiration of his or her term as a director. All such persons were appointed as directors in 1995 in connection with the incorporation and organization of the Company. Each director of the Company also is a member of the Board of Directors of the Bank.

                                       YEAR FIRST
                       AGE AT          ELECTED AS       CURRENT
                      JUNE 30,         DIRECTOR OF        TERM
NAME                    1998           THE BANK         TO EXPIRE
----                 -----------     ------------       ---------
             BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001

S. Robert Kinghorn       65             1989            1999 (1)
Thomas P. O'Neill        45             1995            1998

                  DIRECTORS CONTINUING IN OFFICE

Douglas H. Ludwig        60             1992            1999
Theodore C. Patterson    66             1979            1999
Joseph J. Bouffard       48             1995            2000
Nicole N. Kantorski      40             1993            2000

                DIRECTORS RETIRING AT ANNUAL MEETING

Robert M. Lating         72             1990            1999
Joseph M. McGowan        71             1983            1999

__________
(1) Mr. Kinghorn has resigned from the class of directors with terms expiring at the 1999 annual meeting of stockholders, effective on the date of the Annual Meeting, in order to stand for election at the Annual Meeting for a term expiring at the 2001 annual meeting of stockholders.

    Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

    S. ROBERT KINGHORN is Chairman of the Board of Directors of both the Company and the Bank. He retired in May 1992 after 33 years of service with Bethlehem Steel Corporation where he served in several management positions. Most recently, he served for ten years as Controller of Bethlehem's Sparrows Point Plant. Mr. Kinghorn is a past member of the Board of Directors of the Baltimore County Police Foundation and has served on his local Neighborhood Improvement Association. He is a member of the Sparrows Point Country Club where he was elected to two three-year terms on the Board of Governors and served two years as President and three years as Treasurer.

    THOMAS P. O'NEILL is the managing partner of the regional accounting firm of Wolpoff & Company, LLP. He joined the firm as a staff accountant in 1974 and became a partner in 1983. Mr. O'Neill is a member of the American Institute of Certified Public Accountants, the Maryland Association of Certified Public Accountants and the Pennsylvania Associates of Certified Public Accountants. He has served on the boards of many charitable and civic groups and is currently a board member of the Notre Dame Preparatory School and the St. Ambrose Housing Aid Center.

    DOUGLAS H. LUDWIG served as a teacher, counselor and principal in the high schools of the southeast area of the Baltimore County Public Schools until his retirement in 1992. Mr. Ludwig has been active in many community organizations during his 46 years of residence in Dundalk.

    THEODORE C. PATTERSON is Secretary of both the Company and the Bank and is a retired physician. Prior to his retirement in September 1996, he was the Medical Director of Meridian-Heritage Nursing Center and staff physician at the Fort Howard V.A. Medical Center. He is the recipient of many awards including Dundalk Citizen of the Year for 1990, Baltimore County Physician Community Service Award, University of Maryland School of Medicine Dedicated Service Award, and most recently, the Distinguished Service Award given by the University of Maryland Medical Alumni Association. He has held leadership positions in a number of community organizations.

    JOSEPH J. BOUFFARD joined the Bank's predecessor, Patapsco Federal Savings and Loan Association (the "Association"), in April, 1995 as its President and Chief Executive Officer. Prior to joining the Association, from December 1990 Mr. Bouffard was Senior Vice President of The Bank of Baltimore, and its successor, First Fidelity Bank. Prior to that, he was President of Municipal Savings Bank, FSB in Towson, Maryland.
He is a current Board member of the Dundalk Community College Foundation and the Eastern Baltimore County Chamber of Commerce. He is a former chairman of the Board of Governors of the Maryland Mortgage Bankers Association. He served as Treasurer of the Neighborhood Housing Services of Baltimore and was a charter member and Treasurer of the TowsonTowne Rotary Club.

    NICOLE N. KANTORSKI is Budget Director for the Baltimore County Police Department, a position she has held since 1988, except for six months in 1992, during which time she served as Chief of Staff to the Baltimore County Executive. On a part-time basis, Ms. Kantorski is a practicing attorney and is also a Certified Public Accountant.

    ROBERT M. LATING is President and Manager of Model Realty and a partner in C&L Associates, an apartment complex management group in Baltimore, Maryland. He is a past member of the Dundalk Rotary Club and a current member of the Dundalk Association of Business. Mr. Lating will retire as a director of the Company and the Bank effective at the Annual Meeting and will continue to serve the Company and the Bank as an Advisory Director.

    JOSEPH N. MCGOWAN is Vice Chairman of the Board of Directors of both the Company and the Bank and is Director of Training for the Baltimore County Police Department. He is a Past President of the Board of Education of Baltimore County, Maryland Association of Boards of Education, the Baltimore County Police Athletic League, the Baltimore County Police Foundation and the Board of Governors of the Sparrows Point Country Club. Mr. McGowan is also a member of the Engineers
Club of Sparrows Point.   Mr. McGowan will retire as a director
of the Company and the Bank effective at the Annual Meeting and will continue to serve the Company and the Bank as an Advisory Director.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    The following sets forth information with respect to executive officers of the Bank who do not serve on the Board of Directors.

                          AGE AT
                         JUNE 30,
NAME                       1998       TITLE WITH THE BANK
----                     --------     ------------------
Debra L. Brockschmidt       42        Vice President - Operations
Frank J. Duchacek, Jr.      54        Vice President - Commercial Lending
Timothy C. King             36        Vice President and Controller
John W. McClean             54        Vice President - Real Estate Lending
Joseph R. Sallese           63        Vice President - Consumer Lending

     DEBRA L. BROCKSCHMIDT has served in various capacities since joining the Bank in 1974 and has served in her present capacity as Vice President of Operations since 1992. Ms. Brockschmidt is Secretary and the former President of the Breakfast Optimist Club of Dundalk, Lieutenant Governor of the Maryland-South Delaware Optimist District, Vice President of the Dundalk Association of Business, Inc. and Director of the Maryland Institute of Financial Education. She is a past member of the Management Studies Advisory Board of Dundalk Community College, the Eastern Baltimore Area Chamber of Commerce, the North Point Peninsula Community Coordinating Council and the Sandy Plains Elementary School Improvement Team and various boards and committees of the Patapsco United Methodist Church.

     FRANK J. DUCHACEK, JR. joined the Bank in February 1996 as its Vice President of Commercial Lending. Prior to that time, Mr. Duchacek was a credit underwriter and business development officer for First Union Bank, successor of First Fidelity Bank, N.A. From 1989 to 1993, Mr. Duchacek was a department manager for commercial lending at Provident Bank of Maryland. During the preceding 28 years, Mr. Duchacek occupied various lending and management positions with Union Trust Bank and its successor, Signet Bank, Maryland. Mr. Duchacek served as a member of the Maryland Home Improvement Commission and currently is active with the Greater Kingsville Civic Association and St. John's Episcopal Church in Kingsville, Maryland.

     TIMOTHY C. KING has served as Controller since he joined the Bank in April 1995. From November 1994 to January 1995, Mr. King was the Assistant Controller of Saint Casimirs Savings Bank in Baltimore, Maryland, and, prior to that, he was the Chief Financial Officer and Treasurer of Capital Savings Bank, F.S.B. in Timonium, Maryland from 1988 through October 1994.

     JOHN W. MCCLEAN joined the Bank in August 1995 as its Vice President of Real Estate Lending. From January 1994 to August 1995, Mr. McClean was a self-employed business consultant.
Prior to engaging in his own business, Mr. McClean was employed by Baltimore Bancorp from December 1990 as Vice President of the Bank of Baltimore's Asset Management and Disposition Group and from December 1985 as Senior Vice President and Chief Lending Officer of Municipal Savings Bank. Prior to that, Mr. McClean spent 20 years working for First National Bank of Maryland in the Commercial Real Estate Department. Mr. McClean is a past president of the Maryland Mortgage Bankers Association and has served on the Board of Neighborhood Housing Services of Baltimore. He is the Vice President of Finance of the Baltimore County Volunteer Firemen's Association and past president and current member of the Board of Directors of the Providence Volunteer Fire Company.

     JOSEPH R. SALLESE joined the Bank in May 1995 as Vice President of Consumer Lending. Prior to that time, Mr. Sallese was Vice President - Indirect Lending with the Bank of Baltimore and its successor, First Fidelity Bank, for over 35 years. Mr. Sallese currently serves on the Board of Directors and is the Treasurer of the Maryland Improvement Contractor's Association
(MICA), a trade association for home improvement contractors. Mr. Sallese serves on the Finance Committee of Our Lady of Hope Church and is a former Treasurer of its Home and School Association.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company holds regular monthly meetings and holds special meetings as needed. During the year ended June 30, 1998, the Board of Directors of the Company met 14 times. No director of the Company attended fewer than 75% in the aggregate of the total number of Board meetings held while he was a member during the year ended June 30, 1998 and the total number of meetings held by committees on which he or she served during such fiscal year.

     The Board of Directors' Audit Committee consists of Directors Bouffard, Ludwig and Kantorski, who serves as Chairperson. The Committee met seven times during the year ended June 30, 1998 to examine and approve the audit report prepared by the independent auditors of the Company, to review and recommend the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls, and to review and approve Company policies.

     The Company's full Board of Directors acts as a nominating committee. The Company's full Board of Directors met once as a Nominating Committee during the year ended June 30, 1998. In its deliberations, the Board, functioning as a nominating committee, considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation in its market area. The Company's Articles of Incorporation set forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

     The Board of Directors' Compensation Committee consists of Directors McGowan, Kinghorn, Patterson, Bouffard and O'Neill. The Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation Committee met five times during the fiscal year ended June 30, 1998.

EXECUTIVE COMPENSATION

     The following table sets forth the cash and noncash compensation for the fiscal years ended June 30, 1998, 1997 and 1996 awarded to or earned by the Chief Executive Officer for services rendered in all capacities to the Company and the Bank during those years. No other executive officer of the Company earned salary and bonus in fiscal 1998 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

                                                                      LONG-TERM
                                                                     COMPENSATION
                                 ANNUAL COMPENSATION (1)       ----------------------
NAME AND                   ---------------------------------   RESTRICTED  SECURITIES
PRINCIPAL           FISCAL                      OTHER ANNUAL     STOCK     UNDERLYING       ALL OTHER
POSITION             YEAR  SALARY     BONUS     COMPENSATION     AWARDS      OPTIONS       COMPENSATION
---------           ------ ------     -----     ------------   ----------   ----------     ------------

Joseph J. Bouffard   1998   $100,002  $23,300    $6,000 (2)     $    --          --         $27,101 (4)
  President and CEO  1997     89,265       --     6,000          85,745 (3)   6,743          11,115
                     1996     87,600    3,369     6,000              --          --          10,552

__________
(1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officers in fiscal 1997 did not exceed 10% of the executive officer's salary and bonus.
(2)  Consists of an automobile allowance.
(3) Value shown in the table is based on the closing price of the Common Stock of $27.50 as quoted on the National Quotation Bureau "Pink Sheets" on the date of grant, October 11, 1996. The restricted Common Stock awarded vests at the rate of 20% per year following the date of grant, with the first 20% having vested on October 11, 1997. In addition, during the year ended June 30, 1998, the Management Recognition Plan ("MRP") Trust used cash it received from dividends on shares of restricted Common Stock awarded on October 11, 1996 to purchase an additional 663 shares of restricted Common Stock for Mr. Bouffard's account. Such shares vest on the same schedule as the October 11, 1996 award shares to which the dividends were attributable. As of June 30, 1998, based on the closing sale price of the Common Stock of $33.375 as reported on the National Quotation Bureau "Pink Sheets," the aggregate value of the 3,158 shares of restricted Common Stock held by Mr. Bouffard was $105,398. In addition, at June 30, 1998, the Company's MRP Trust held $13,282 in cash representing accrued dividends for the benefit of Mr. Bouffard. In the event the Company pays dividends with respect to its Common Stock, when shares of restricted stock vest and/or are distributed, the holder will be entitled to receive any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid

     with respect to a share of restricted Common Stock between the date the restricted stock was awarded and the date the restricted stock is distributed, plus interest on cash dividends, provided that dividends paid with respect to unvested restricted stock must be repaid to the Company in the event the restricted stock is forfeited prior to vesting.
(4) For fiscal year 1998, such amount represents the value of shares of Common Stock allocated to Mr. Bouffard's account under the ESOP, based on the closing price of the Common Stock of $33.375 as quoted on the National Quotation Bureau "Pink Sheets" on June 30, 1998.


    Year-End Option Values. The following table sets forth information concerning the value as of June 30, 1998 of options held by the executive officer named in the Summary Compensation
Table set forth above.

                                 NUMBER OF                    VALUE OF
                           SECURITIES UNDERLYING             UNEXERCISED
                           UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                           AT FISCAL YEAR-END           AT FISCAL YEAR-END (1)
                        -------------------------    -------------------------
  NAME                  EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
  ----                  -------------------------    -------------------------
Joseph J. Bouffard            1,685/6,744                  $24,374/$97,552

___________
(1) Based on the difference between the fair market value of the underlying Common Stock of $33.375 as quoted on the National Quotation Bureau "Pink Sheets" on June 30, 1998 and the exercise price of $18.91 per share.

    No options were granted to or exercised by the named executive officer during the year ended June 30, 1998, and no options held by any executive officer of the Company repriced during the past ten full fiscal years.

DIRECTOR COMPENSATION

    General. Each member of the Company's Board of Directors receives a fee of $400 for each regular and special meeting attended of the Company's Board of Directors and $200 for each meeting attended of a committee of either the Company's or the Bank's Board of Directors. No fees are paid for attendance at meetings of the Bank's Board of Directors. The Chairman of the Board receives an additional $500 per month. Directors also participate in the Company's 1996 Stock Option and Incentive Plan (the "Option Plan") Management Recognition Plan (the "MRP"), Incentive Compensation Plan (the "ICP") and The Patapsco Bank Retirement Plan for Non-Employee Directors (the "Retirement Plan"). Directors did not receive any awards under the Option Plan, the MRP or the ICP during the year ended June 30, 1998.

    Director Retirement Plan. The Bank's Board of Directors has adopted a retirement plan (the "Directors' Plan"), for each non-employee director (i) who is a voting member of the Bank's Board of Directors at any time on or after September 28, 1995, which is the plan's effective date, and (ii) who is not an employee on the date of being both nominated and elected or reelected to the Bank's Board of Directors. Under the Directors' Plan, a participant who terminates service as a voting member of the Bank's Board of Directors will receive a payment equal to the product of his or her "Benefit Percentage," his or her "Vested Percentage," and $60,000 (as indexed after 1995 for cost-of-living changes). A participant's "Benefit Percentage" increases from 0% for less than five years of service on the Bank's Board of Directors to 30% for five years of service, and thereafter in additional increments of 7% for each year of service from six to fourteen years, to 100% for fifteen or more years of service. A participant's "Vested Percentage" begins at 50%, increases to 75% upon completion of one year of service following the effective date, and becomes 100% if the participant completes a second year of service following the effective date. However, a participant's Vested Percentage becomes 100% regardless of his or her years of service in the event the participant terminates service on the Bank's Board of Directors due to death, "disability," retirement at or after age 72, or in the event of a "change in control" (as such terms are defined in the Directors' Plan). The provision accelerating a participant's Vested Percentage due to a change in control may have the effect of deferring a hostile change in control by increasing the costs of acquiring control.

    Each participant may elect to receive his or her plan benefits either in a lump sum cash payment or in substantially equal annual payments over a period of up to ten years, in which event the undistributed portion of the participant's benefits will be credited with an annual rate of return equal to the Bank's highest rate of interest on certificates of deposit having a one year term. If a participant dies, his or her beneficiary will receive the participant's benefits in a lump sum (unless the participant elects a distribution period of up to ten years).

    The Bank will pay all plan benefits from its general assets, and expects to establish a trust in the event of a change in control of the Bank. All expenses associated with the implementation and maintenance of the trust will be paid by the Bank. The Bank will fund the trust through a lump sum deposit of an amount that is projected to be sufficient to pay each director the benefits to which he or she is entitled pursuant to the Directors' Plan as of the date of the change in control. Trust assets will be subject to the claims of the Bank's general creditors.

    During the year ended June 30, 1998, $7,242, $7,142,
$7,093, $7,193, $5,692, $6,842 and $3,242 were accrued under the
Directors' Plan for the benefit of Directors Kinghorn, Kantorski, Lating, Ludwig, McGowan, O'Neill and Patterson, respectively.

EMPLOYMENT AGREEMENTS

    Effective April 1, 1996, the Company and the Bank entered into employment agreements (the "Employment Agreements") with Mr. Joseph J. Bouffard, President and Chief Executive Officer of the Bank and of the Company. In such capacities, Mr. Bouffard is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors of the Company and the Bank. The Employment Agreements provide for a term of three years. On each anniversary date from the date of commencement of the Employment Agreements, the term of Mr. Bouffard's employment under the Employment Agreements may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that Mr. Bouffard's performance has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide Mr. Bouffard with a salary review by the Boards of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. Mr. Bouffard's base salary currently is $100,000. The Employment Agreements will terminate upon Mr. Bouffard's death or disability, and are terminable by the Bank for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates Mr. Bouffard without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining terms of the Employment Agreements plus an additional 12-month period (but not, from the Bank, in excess of three times his five years' average compensation). If the Employment Agreements are terminated due to Mr. Bouffard's "disability" (as defined in the Employment Agreements), he will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to establishment of Mr. Bouffard's disability. In the event of Mr. Bouffard's death during the term of the Employment Agreements, his estate will be entitled to receive his salary through the last day of the month in which his death occurs.

    The Employment Agreements provide that in the event of Mr. Bouffard's involuntary termination of employment in connection with, or within one year after, any "change in control" (as defined in the Employment Agreements) of the Bank or the Company, other than for "just cause," Mr. Bouffard will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that Mr. Bouffard receives on account of the change in control. The Employment Agreement with the Bank provides that within five business days before or after a change in control which was not approved in advance by a resolution of a majority of the Continuing Directors, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times Mr. Bouffard's base amount, that will be used to pay Mr. Bouffard

amounts owed to him upon termination, other than for just cause. The Employment Agreements also provide for a similar lump sum payment to be made in the event of Mr. Bouffard's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by Mr. Bouffard. Such events generally relate to a reduction in Mr. Bouffard's salary, benefits or duties. The aggregate payments that would be made to Mr. Bouffard assuming his termination of employment under the foregoing circumstances at June 30, 1998 would have been approximately $299,000. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that Mr. Bouffard prevails over the Company and the Bank in a legal dispute as to the Employment Agreements, he will be reimbursed for his legal and other expenses.

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

    In January 1998, in order to provide Joseph J. Bouffard
(the "Executive") with supplemental retirement benefits and thereby encourage his continuing service as President and Chief Executive Officer of the Company and the Bank, the Bank has entered into a Supplemental Executive Retirement Agreement (the "SERA") with the Executive. Pursuant to the terms of the SERA, the Bank established an account in the name of the Executive to which the Bank credited or will credit $10,185 on February 1, 1998 and $439 on the first day of each subsequent month; provided that no credits shall be made after the date on which the Executive ceases to be an employee. For each calendar year, the value of this account will appreciate or depreciate as if the account was invested in, at the election of the Executive, the highest rate paid by the Bank on certificates of deposit having a term of one year, a fund that invested in the Common Stock or a mutual fund agreed upon by the Bank and the Executive. Amounts credited to the Executive's account are unvested and forfeitable until the earlier of one of the following events (at which time the Executive becomes fully vested in his account): (i) the Executive's continued status as an employee through April 2, 2000; (ii) termination of the Executive's status as an employee due to his death or disability; or (iii) termination of the Executive's status as an employee either without Just Cause (as defined in the Employment Agreements) or on or after a Change in Control (as defined in the Employment Agreements).

    Upon his termination of employment from the Bank for a reason other than Just Cause, the balance in his account will be paid to the Executive either in a lump sum or in substantially equal annual installments over a period of up to ten years, with the first installment due on the first day of the second month after he leaves employment. If the Executive's employment with the Bank is terminated for Just Cause, he will forfeit the right to receive any payments pursuant to the SERA. In the event of a Change in Control, the present value of the benefits to which he is entitled shall be payable to the Executive in accordance with his distribution election form.

TRANSACTIONS WITH MANAGEMENT

    The Bank offers loans to its directors and officers.
These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At June 30, 1998, the Bank's loans to directors and executive officers totaled $206,000, or 2.3% of the Company's stockholders' equity, at that date.

________________________________________________________________
           SECURITY OWNERSHIP OF MANAGEMENT
________________________________________________________________

    The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock by each of the Company's directors and nominees, the sole executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

                                 AMOUNT AND      PERCENT OF
                                  NATURE OF       SHARES OF
                                 BENEFICIAL      COMMON STOCK
    NAME                         OWNERSHIP (1)   OUTSTANDING
    ----                         -------------   ------------
  Joseph J. Bouffard              12,091 (2)        3.3%
  S. Robert Kinghorn               6,210 (3)        1.7
  Nicole N. Kantorski              3,454            1.0
  Robert M. Lating (4)             6,560            1.8
  Douglas H. Ludwig                4,831 (5)        1.3
  Joseph N. McGowan (4)            2,723            0.7
  Thomas P. O'Neill                3,027 (6)        0.8
  Theodore C. Patterson            5,840            1.6

  All Executive Officers and
    Directors as a Group
    (13 persons)                  76,457 (7)       20.0

____________
(1) For the definition of beneficial ownership, see footnote 1 to the table in "Voting Securities and Principal Holders Thereof." Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. Amounts shown include 3,371, 906, 650, 2,106, 778, 1,681, 702, 886 and 19,511 shares which may be acquired by Directors Bouffard, Kinghorn, Kantorski, Lating, Ludwig, McGowan, O'Neill and Patterson, and by all directors and executive officers of the Company as a group, respectively, upon the exercise of options exercisable
    within 60 days of the Record Date.   Amounts shown include
    3,158, 704, 704, 704, 704, 704, 188 and 704 shares of
    restricted Common Stock which are beneficially owned by Directors Bouffard, Kinghorn, Kantorski, Lating, Ludwig, McGowan, O'Neill and Patterson, respectively, and held in the MRP Trust. Does not include shares with respect to which Directors McGowan, Kinghorn and Patterson have "voting power" by virtue of their positions as trustees of the trusts holding 41,341 shares under the Company's ESOP and 14,694 shares under the MRP. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions, and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. The shares held by the MRP trust are voted in the same proportion as the ESOP trustees vote the shares held in the ESOP trust.
(2) Includes 100 shares owned by Mr. Bouffard's wife, 100 shares owned by Mr. Bouffard's wife as custodian for their son and 100 shares owned by Mr. Bouffard's son.
(3) Consists of 4,500 shares owned by a trust of which Mr. Kinghorn and his wife are trustees.
(4) Messrs. Lating and McGowan will retire as directors of the Company and the Bank effective at the Annual Meeting and will continue to serve the Company and the Bank as Advisory Directors.
(5) Includes 349 shares owned by Mr. Ludwig's wife.
(6) Includes 100 shares owned by Mr. O'Neill as custodian for his daughter.
(7) Includes shares held by certain directors and executive officers as custodian under the Uniform Transfer to Minors Act and by their spouses as set forth above. The amount shown includes 7,534 shares of Common Stock allocated to the accounts of all executive officers and directors as a group under the ESOP.

                           -10-

________________________________________________________________
   RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
________________________________________________________________

    Anderson Associates, LLP which was the Company's independent certified public accounting firm for the 1998 fiscal year, has been retained by the Board of Directors to be the Company's auditors for the 1999 fiscal year. A representative of Anderson Associates, LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires.

    On March 11, 1998, the Company, with the approval of its Board of Directors, dismissed its independent public auditors, KPMG Peat Marwick L.L.P. ("KPMG"), and engaged Anderson Associates, LLP ("Anderson") effective March 11, 1998 to perform such function. KPMG's reports on the Company's financial statements for the fiscal year ended June 30, 1997 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended June 30, 1997 and the interim period through March 11, 1998 (the date of dismissal), there were not any disagreements between the Company and KPMG on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure.

________________________________________________________________
   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

    Pursuant to regulations promulgated under the Exchange
Act, the Company's officers, directors and persons who own more than 10 percent of the outstanding Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in such Common Stock (collectively, "Reports"), and to furnish the Company with copies of all such Reports. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 1998, all of the Reporting Persons complied with these reporting requirements, except that Joseph N. McGowan, a director of the Company, filed one late Report with respect to a single transaction in the Common Stock.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

    The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

    The Company's 1998 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

    Under the Company's Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than 40 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the
Company's Secretary no later than October 10, 1998.    In order
to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194, no later than June 2, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ Theodore C. Patterson

                            THEODORE C. PATTERSON
                            SECRETARY
Dundalk, Maryland
September 30, 1998

________________________________________________________________
             ANNUAL REPORT ON FORM 10-KSB
________________________________________________________________
       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO CORPORATE SECRETARY, PATAPSCO BANCORP, INC., 1301 MERRITT BOULEVARD, DUNDALK, MARYLAND 21222-2194.
________________________________________________________________


                    REVOCABLE PROXY
________________________________________________________________
                PATAPSCO BANCORP, INC.
                  DUNDALK, MARYLAND
________________________________________________________________

            ANNUAL MEETING OF STOCKHOLDERS
                   OCTOBER 22, 1998

       The undersigned hereby appoints Douglas H. Ludwig, Nicole
N. Kantorski and Joseph J. Bouffard, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of Patapsco Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Dundalk Community College in Room 800 A of the Business and Industry Building, located at 7200 Sollers Point Road, Dundalk, Maryland, on Thursday, October 22, 1998, at 10:00 a.m., and at any and all adjournments thereof, as follows:

                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------
1.   The election as directors of all
     nominees listed below (except as
     marked to the contrary below).         [  ]        [   ]

     S. Robert Kinghorn
     Thomas P. O'Neill

     INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL
     NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED
     BELOW.

     _______________________

     The Board of Directors recommends a vote "FOR" each of the nominees listed above.

________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
________________________________________________________________

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifica-tion to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a Proxy Statement dated September 30, 1998 and an Annual Report to Stockholders.

Dated: _______________________, 1998


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER



       Please sign exactly as your name appears on the envelope in which this form of proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

       PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.